SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 25, 2004

AmeriCredit Automobile Receivables Trust 2004-D-F

(Exact name of registrant as specified in its charter)

Delaware	333-105878	Applied For

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

c/o AmeriCredit Financial
Services, Inc.
Attention: Chris A. Choate, Esq.
801 Cherry Street, Suite 3900
Fort Worth, Texas		76102

(Address of Principal		(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Related Computational Materials
Related Computational Materials

          Item 8.01. Other Events

               In connection with the offering of AmeriCredit Automobile Receivables Trust 2004-D-F Asset-Backed Notes, certain “Computational Materials” within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the “Related Computational Materials”).

          Item 9.01. Financial Statements and Exhibits.

          (a) Not applicable

          (b) Not applicable

          (c) Exhibit 99.1. Related Computational Materials (as defined in Item 8.01 above).

          (d) Exhibit 99.2. Related Computational Materials (as defined in Item 8.01 above).

2

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE
RECEIVABLES TRUST 2004-D-F

By:	AmeriCredit Financial Services, Inc., as Servicer

By:	/s/ Chris A. Choate
	Name:	Chris A. Choate
	Title:	Executive Vice President, Secretary and Chief Legal Officer

Dated: October 27, 2004

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Related Computational Materials (as defined in Item 8.01 above) distributed by Credit Suisse First Boston LLC, UBS Securities LLC, Barclays Capital Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated.

99.2	Related Computational Materials (as defined in Item 8.01 above).

4